Akre Focus Fund
SCHEDULE OF INVESTMENTS at April 30, 2019 (Unaudited)
Shares		Value
COMMON STOCKS: 88.4%
Capital Markets: 15.1%
56,694	Diamond Hill Investment Group, Inc.	$8,191,149
2,000,000	Focus Financial Partners, Inc. - Class A(1)	75,000,000
12,500,000	KKR & Co., Inc. - Class A(2)	305,625,000
5,161,390	Moody's Corp.	1,014,832,502
3,350,000	TD Ameritrade Holding Corp.	176,143,000
		1,579,791,651
Communications Equipment: 4.3%
2,630,000	Ubiquiti Networks, Inc.	448,283,500

Diversified Financial Services: 0.4%
200,000	Berkshire Hathaway, Inc. - Class B(1)	43,342,000

Equity Real Estate Investment Trusts: 16.3%
6,149,293	American Tower Corp.(2)	1,200,956,923
2,465,000	SBA Communications Corp.(1)	502,194,450
		1,703,151,373
Health Care Equipment & Supplies: 2.1%
1,655,300	Danaher Corp.	219,227,932

Industrial Conglomerates: 4.8%
1,408,000	Roper Technologies, Inc.	506,457,600

Insurance: 4.9%
304,556	Enstar Group Ltd.(1)	53,985,596
426,000	Markel Corp.(1)	456,463,260
		510,448,856
IT Services: 18.2%
4,329,100	Mastercard, Inc. - Class A	1,100,630,384
4,866,500	Visa, Inc. - Class A	800,198,595
		1,900,828,979
Multiline Retail: 4.7%
4,455,370	Dollar Tree, Inc.(1)	495,793,574

Professional Services: 3.2%
2,400,000	Verisk Analytics, Inc.	338,736,000

Software: 4.5%
400,000	Alarm.com Holdings, Inc.(1)	28,352,000
497,800	Constellation Software, Inc.	439,228,518
		467,580,518
Specialty Retail: 9.9%
5,850,000	CarMax, Inc.(1,2)	455,481,000
1,543,200	O'Reilly Automotive, Inc.(1)	584,209,224
		1,039,690,224
TOTAL COMMON STOCKS
(Cost $3,766,965,731)		9,253,332,207

Principal Amount
SHORT-TERM INVESTMENTS: 10.0%
U.S. Treasury Bills: 10.0%
$550,000,000	United States Treasury Bill, 2.401%, 5/2/2019(3)	549,963,788
500,000,000	United States Treasury Bill, 2.339%, 5/9/2019(3)	499,736,650
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,049,703,854)		1,049,700,438

Shares
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 0.1%
5,314,433	First American Government Obligations Fund - Class Z, 2.316%(4)	5,314,433
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING
(Cost $5,314,433)		5,314,433

TOTAL INVESTMENTS IN SECURITIES: 98.5%
(Cost $4,821,984,018)		10,308,347,078
Other Assets in Excess of Liabilities: 1.5%		158,217,248
TOTAL NET ASSETS: 100.0%		$10,466,564,326

(1)	Non-income producing security.
(2)
This security or a portion of this security was out on loan as of April 30, 2019.  Total loaned securities had a value of $5,177,504 or less than 0.1% of net assets.  The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(3)	Rate represents the yield to maturity from purchase price.
(4)	Annualized seven-day yield as of April 30, 2019.
	Share Balance April 30, 2019	Value July 31, 2018	Acquisitions	Dispositions	Realized Gain (Loss)	Change in Unrealized Appreciation/Depreciation	Value April 30, 2019	Dividend Income
Enstar Group Ltd.(1)	304,556	$ 199,120,200	$ -	$ (108,836,128)	$ 14,197,980	$ (50,496,456)	$ 53,985,596	$ -

(1)	This securitiy was considered an affiliate during the period, but is no longer an affiliate at April 30, 2019.

The Global Industry Classification Standard (GICS®) sector and industry classifications were developed by and/or are the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P").  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Akre Focus Fund's (the "Fund") administrator, U.S. Bancorp Fund Services, LLC.

Akre Focus Fund
Summary of Fair Value Exposure at April 30, 2019 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  U.S. GAAP (Generally Accepted Accounting Principles) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of April 30, 2019. See the Schedule of Investments for an industry breakout.

Description	Level 1	Level 2	Level 3	Total

Common Stocks	$9,253,332,207	$-	$-	$9,253,332,207
Short-Term Investments	-	1,049,700,438	-	1,049,700,438
Investments Purchased with Cash Proceeds from Securities Lending	5,314,433	-	-	5,314,433
Total Investments in Securities	$9,258,646,640	$1,049,700,438	$-	$10,308,347,078